 DEAN HELLER
 Secretary of State                                                         Entity # E0083092005-7

206 North Carson Street                                                     Document # 20050051460-53
Carson City, Nevada  89701-4299
(775) 684 5708
Date Filed: 3/7/2005 4:18:52 PM
In the office of

Dean Heller
Secretary of State

Articles of Incorporation
(PURSUANT TO NRS 78)

Important: Read attached instructions before completing form.                                    ABOVE SPACE IS FOR OFFICE USE ONLY.

1.	Name of Corporation:	LIONS METAL, INC.
2.	Resident Agent Name and Street Address: (must be nevada adress where process may be served)	CSC Services of Nevada Inc. Name 502 E. John Street, Carson City Nevada 89706 Street Address City State Zip Code Optional mailing Address City State Zip Code
3.	Shares: (number of shares corporation authorized to issue)	Number of shares with par value: 6,000,000 Par Value: $ .001 Number of shares without par value
(number of shares corporationn authorized to issue)
4.	Names &Addresses of Board of Directors/Trustees (attach additional pages oif there is more than 3 directors/trustees)
1. DON DECOTTIS
Name
1705-837 West Hastings Street            Vancouver  BC      CANADA    V6C2E9
Street Address                       City             State    Zip Code

2. Felicia Catier
Name
563 Radant Rd                                                               Kelowba   BC                 CANADA        V1W1A1
Street Address                       City             State    Zip Code

5.	Purpose: (Optional-see instructions)	The purpose of this Corporation shall be:
6.	Names, Address and Signature of Incorporator: (attach additional pages if there is more than 1 incorporator)	CSC Services of Nevada, Inc. /s/ Name Signature 502 E. John Street, Carson City Nevada 89706 Address City State Zip Code
7.	Certificate of Acceptence of Appointment of Resident Agent:	I hereby accept appointment as Resident Agent for the above named corporation. By: /s/ 372005 Authorized Signature of R.A. or On Behalf of R.A Company Date

This form must be accompanied by approriate fees. See attached fee schedule.

Dean Heller
        Secretary of State
        206 North Carson Street
        Carson City, Nevada 89701-4299
        (775) 684 5708
        Webside: secretaryofstate.biz

Entity #
E0083092005-7
Document Number
20050069672-87

CERTIFICATE OF CORRECTION	Date Filed
(PERSUANT TO NRS 78 78A,80, 81, 82, 84, 86, 87, 58, 88A, 89, and 92A)	3/18/2005 11:40:13 AM
In the office of
/s/ Dean Heller
Dean Heller
Secretary of state

Important:  Read attached instructions before completing form.

Certificiate of Correction
 (PERSUANT TO NRS 78 78A,80, 81, 82, 84, 86, 87, 58, 88A, 89, and 92A)

1. The name of the entitiy for which correction is being made:

LIONS METAL, INC.

2. Description of the original document for which correction is being made:

Articles of Incorporation

3. Filing date of the original document foe which correction is being made: 3/7/2005

4. Description of the inaccuracy or defect

The name of the entitiy was listed incorrectly as LIONS METAL, INC.

5. Correction of the inaccuracy of defect.

The name of the entitiy was listed incorrectly as LIONS METAL, INC.

6. Signature:

/s/                                     Incorporator                            3/18/2005

Authorized Signature                            Title                                Date

* If the entity is a corporation, it must be signed by an Officer if stock has been issued, OR an Incorporator or Director if the stock has not been issued; a Limited-Liability Company, by a manager or managing members; a Limited Partnership or Limited-Liability Limited Partnership, by a General Partner; a Limited-Liability Partnership, by a Managing Partner; a Business Trust, by a trustee.

IMPORTANT: Failure to include any of the above information and submit proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees. See attached fee schedule.

Entity #
(PROFIT) INITIAL LIST OF OFFICERS, DIRECTORS, AND RESIDENT AGENTS OF	E0083092005-7
Document Number
LIONS METAL, INC	20050250364-07

Date Filed
6/24/2005 7:29:56 AM
FOR THE FILING PERIOD OF MAR 2005 TO MAR 2004 DUE BY APR 30, 2005	In the office of
/s/ Dean Heller
Dean Heller Secretary of state
The corporation is duly appointed resident agent in the State of Nevada upon whom process can be served is: CSC SERVICES OF NEVADA INC. 502 EAST JOHN STREET CARSON CITY, NV 89706

FILING FEE: $125.00 LATE PENALTY: $75.00

CHECK ONLY IF APPLICABLE

- [ ] This corporation is a publicly traded corporation. The Central Index Key number is:
- [x] This publicly traded corporation is not required to have a Central Index Key number.

NAME	TITLE(S)		
DOROTHY DeCOTIIS	PRESIDENT (OR EQUIVALENT OF)		
ADDRESS	CITY	St	Zip
BSMT 2508 LAWSON AVENUE	WEST VANCOUVER	BC, CAN	V7V 2E9
NAME	TITLE(S)		
DOROTHY DeCOTIIS	SECRETARY (OR EQUIVALENT OF)		
ADDRESS	CITY	St	Zip
BSMT 2508 LAWSON AVENUE	WEST VANCOUVER	BC, CAN	V7V 2E9
NAME	TITLE(S)		
DOROTHY De COTIIS	TREASURER (OR EQUIVALENT OF)		
ADDRESS	CITY	St	Zip
BSMT 2508 LAWSON AVENUE	WEST VANCOUVER	BC, CAN	V7V 2E9
NAME	TITLE(S)		
DOROTHY DeCOTIIS	DIRECTOR		
ADDRESS	CITY	St	Zip
BSMT 2508 LAWSON AVENUE	WEST VANCOUVER	BC, CAN	V7V 2E9

I declare, to the best of my knowledge under penalty of perjury, that the above mentioned entity has complied with the provisions of NRS 360.780 and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X Signature of Officer: Dorothy DeCotiis | Title: President | Date: 06/10/05

Dean Heller
        Secretary of State
        206 North Carson Street
        Carson City, Nevada 89701-4299
        (775) 684 5708
        Webside: secretaryofstate.biz

Entity #
E0083092005-7
Document Number
20050593946-03

CERTIFICATE OF AMENDMENT	Date Filed
(PERSUANT TO NRS 78 78,365 and 78,390)	12/5/2005 10:45:33 AM
In the office of
/s/ Dean Heller
Dean Heller
Secretary of state

Important: Read attached  instructions before completing form:
Certificate of Amendment to Articles of Incorporation
For Nevada Profit Corporation
(PURSUANT to NRS 78,385 and 78,390-After Issuance of Stock)

1. Name of Corporation: LIONS METALS INC.

2. The articles have been amended as follows (provide article numbers, If available):

ARTICLE 1: THE NAME OF THE CORPORATION IS PATRIOT POWER CORP.

ARTICLE 2: AUTHORIZED SHARES OF THE COMPANY ARE 75,000,000 AT PAR VALUE OF $0.001

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least majority of the voting power, or such greater proportion of the voting power as may be required in the case  of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of this amendment is: 100%

4. Effective date of filing (optional):    Immediate

5. Officer Signature (required):    /s/

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares then the amendment must be approved by the vote. In addition to the affirmative vote otherwise required of the holders of shares representing a majority of the voting power of each class or series affected by the amendment  regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

Dean Heller
        Secretary of State
        206 North Carson Street
        Carson City, Nevada 89701-4299
        (775) 684 5708
        Webside: secretaryofstate.biz

Entity #
E0083092005-7
Document Number
20050618551-73

CERTIFICATE OF AMENDMENT	Date Filed
(PERSUANT TO NRS 78 78,365 and 78,390)	12/15/2005 9:23:05 AM
In the office of
/s/ Dean Heller
Dean Heller
Secretary of state

Important: Read attached  instructions before completing form:
Certificate of Amendment to Articles of Incorporation
For Nevada Profit Corporation
(PURSUANT to NRS 78,385 and 78,390-After Issuance of Stock)

1. Name of Corporation: PATRIOT POWER CORP.

2. The articles have been amended as follows (provide article numbers, If available):

ARTICLE 1: THE NAME OF THE CORPORATION IS PATRIOT POWER CORP.

ARTICLE 2: AUTHORIZED SHARES OF THE COMPANY ARE 75,000,000 AT PAR VALUE OF $0.001

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least majority of the voting power, or such greater proportion of the voting power as may be required in the case  of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of this amendment is: 100%

4. Effective date of filing (optional):    Immediate

5. Officer Signature (required):    /s/

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares then the amendment must be approved by the vote. In addition to the affirmative vote otherwise required of the holders of shares representing a majority of the voting power of each class or series affected by the amendment  regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

Entity #
(PROFIT) INITIAL LIST OF OFFICERS, DIRECTORS, AND RESIDENT AGENTS OF	E0083092005-7
Document Number
PATRIOT POWER CORPORATION	20060269368-52

Date Filed
4/27/2006 8:06:27 AM
FOR THE FILING PERIOD OF 3/31/2006 TO 3/31/2007	In the office of
/s/ Dean Heller
Dean Heller Secretary of state
The corporation is duly appointed resident agent in the State of Nevada upon whom process can be served is: CSC SERVICES OF NEVADA INC. 502 EAST JOHN STREET CARSON CITY, NV 89706

will also be subject to additional fees and penalties.

CHECK ONLY IF APPLICABLE

☐ This corporation is a publicly traded corporation. The Central Index Key number is:

☐ This publicly traded corporation is not required to have a Central Index Key number.

NAME	TITLE(S)	CITY	ST	ZIP
Ronald J Atlas	PRESIDENT (OR EQUIVALENT OF)			
ADDRESS: 502 EAST JOHN STREET		CARSON CITY	NV	89706
Ronald J Atlas	SECRETARY (OR EQUIVALENT OF)			
ADDRESS: 502 EAST JOHN STREET		CARSON CITY	NV	89706
Ronald J Atlas	TREASURER (OR EQUIVALENT OF)			
ADDRESS: 502 EAST JOHN STREET		CARSON CITY	NV	89706
Ken Thorsen	DIRECTOR			
ADDRESS: 502 EAST JOHN STREET		CARSON CITY	NV	89706

I declare, to the best of my knowledge under penalty of perjury, that the above mentioned entity has complied with the provisions of NRS 360.780 and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X Signature of Officer

Title: President

Date: April 27, 2006